                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           May 14, 2003
                                                --------------------------------

Commission File Number:                1-5273-1
                        --------------------------------------------------------



                                Sterling Bancorp
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             (Exact name of Registrant as specified in its charter)



    New York                                               13-2565216
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(State of other jurisdiction                             (IRS Employer
of incorporation)                                        Identification No.)



  650 Fifth Avenue, New York, New York                    10019-6108
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(Address of principal executive offices)                  (Zip Code)



                                 (212) 757-3300
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              (Registrant's telephone number, including area code)


                                      N/A
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              (Former name, former address and former fiscal year,
                         if changed since last report)
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ITEM 9
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REGULATION FD DISCLOSURE
------------------------

On May 14, 2003, the Chief Executive Officer and the Chief Financial Officer of the Company submitted the certifications relating to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 required pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.





                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





DATE:          May 15, 2003





BY:            /s/ JOHN W. TIETJEN
               ------------------------------------
               JOHN W. TIETJEN
               Executive Vice President, Treasurer
               and Chief Financial Officer